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                                                                     Exhibit A-4

                        Acajutla, Soyapango & San Miguel


                                  Duke Energy
                                       |
                                  Duke Capital
                                       |
                                   PanEnergy
                                       |
                                      DESI
                                       |
                                     DEGAD
                                       |
                                      DEI
                                       |
                                      DEG
                                       |
                                   TE Bermuda
                                       |
                                       |
                           DEI El Salvador - Bermuda
                                       |
                          DEI El Salvador Investments
                                       |
                                       |  90.34%
                                DEI El Salvador





Ownership is 100% unless otherwise specified